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                                                                   EXHIBIT 10.27


                          PLEDGE AND SECURITY AGREEMENT

PLEDGE AND SECURITY AGREEMENT, effective as of May 1, 1997, made by JLM Industries, Inc., a Delaware corporation ("Pledgor") to Ultramar Diamond Shamrock Corporation, a Delaware corporation ("UDSC").

                               W I T N E S S E T H

WHEREAS, UDSC and Olefins Terminal Corporation a Delaware corporation ("Borrower") and Bank of America Illinois are parties to a Credit Agreement, effective as of May 1, 1997 (as amended, modified or supplemented from time to time, the "Credit Agreement"), pursuant to which UDSC has unconditionally guaranteed the obligations of Borrower (the "Guaranty"); and

WHEREAS, Pledgor is the legal and beneficial owner of certain of the issued and outstanding shares of capital stock of Borrower (such shares being described in Schedule 1 annexed hereto and, together with any stock options or rights received pursuant to Section 3 of this Agreement, being hereinafter sometimes referred to as the "Pledged Stock"); and

WHEREAS, it is a condition precedent to the commitment of UDSC to execute the Guaranty of the Borrower's obligations under the Credit Agreement that Pledgor and D-S Splitter, Inc., the sole Stockholders of Borrower, shall make additional cash investments in Borrower, as provided in that certain Management Operating and Stockholders Agreement of even date (the "Support Obligation") and that Pledgor shall have executed and delivered this Agreement to UDSC to secure its Support Obligation;

NOW, THEREFORE, in consideration of the premises and in order to induce UDSC to deliver its Guaranty of the Credit Agreement and for other good and valuable consideration, receipt of which is hereby acknowledged, Pledgor hereby agrees with UDSC as follows:

1. Pledge. Pledgor hereby pledges, assigns, hypothecates, transfers, and delivers all the Pledged Stock owned by it and hereby grants to UDSC a first lien on, and security interest in, the Pledged Stock owned by it and in all proceeds thereof, together with appropriate undated stock Powers duly executed in blank with respect to the Pledged Stock as collateral security for (i) the prompt and complete payment when due of the Support Obligation and (ii) the due and punctual payment and performance by Borrower and Pledgor of all their respective obligations and liabilities under, arising out of and in connection with the Credit Agreement, the Support Obligation and this Agreement (all the foregoing being hereinafter called the "Liabilities").


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2.   Stock Dividends. Interest Distributions. etc. If, while this Agreement is in effect, Pledgor shall become entitled to receive or shall receive any stock certificate (including, without limitation, any certificate representing a stock dividend or a distribution in connection with any reclassification, increase or reduction of capital, or issued in connection with any reorganization), option or rights, whether as an addition to, in substitution of, or in exchange for any shares of any Pledged Stock owned by it, or otherwise, Pledgor agrees to accept the same as UDSC's agent and to hold the same in trust or behalf of and for the ratable benefit of UDSC and to deliver the same forthwith to render in the exact form received, with the endorsement of Pledgor where necessary and/or appropriate undated stock powers duly executed in blank, to be held by UDSC, subject to the terms hereof, as additional collateral security for the Liabilities. Any sums paid upon or in respect of the Pledged Stock upon the liquidation or dissolution of the issuer thereof shall be paid over to UDSC to be held by it in trust as additional collateral security for the Liabilities; and in case any distribution of capital shall be made on or in respect of the Pledged Stock or any property shall be distributed upon or with respect to the Pledged Stock pursuant to the recapitalization or reclassification of the capital of the issuer thereof or pursuant to the reorganization thereof, the property so distributed shall be delivered to the UDSC to be held by it as additional collateral security for the Liabilities. All sums of money and property so paid or distributed in respect of any Pledged Stock which are received by the Pledgor thereof shall, until paid or delivered to the UDSC, be held by Pledgor in trust as additional collateral security for the Liabilities.

3. Collateral. All property at any time pledged with UDSC hereunder (whether described herein or not) and all income therefrom and proceeds thereof, are herein collectively sometimes called the "Collateral".

4. Cash Dividends; Voting Rights. Unless an Event of Default under the Credit Agreement, the Support Obligation or the Agreement shall have occurred and be continuing, Pledgor shall be entitled to receive all cash dividends paid in respect of the Pledged Stock owned by it, to vote the Pledged Stock owned by it and to give consents, waivers and ratifications in respect of the Pledged Stock owned by it; that no vote shall be cast or consent, waiver or ratification given or action taken which would impair the Collateral or be inconsistent with or violate any provision of this Pledge Agreement, the Credit Agreement, or the Guaranty.

5. Subrogation. Notwithstanding any payment or payments made by Pledgor hereunder, or the receipt of any amounts by UDSC with respect to the Collateral, or any set off or application of funds of Pledgor by UDSC, Pledgor shall not be entitled to be subrogated to any of the rights of UDSC against

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     Borrower or any collateral security held by UDSC for the payment of the
     Liabilities until all amounts owing to UDSC by Borrower on account of the Liabilities are paid in full.

6. Rights of UDSC. UDSC shall not be liable for failure to collect or realize upon the Liabilities or any collateral security or guarantee therefor, or any part thereof, or for any delay in so doing nor shall it be under any obligation to take any action whatsoever with regard thereto. Any or all shares of the Pledged Stock held by UDSC hereunder may, if any event of default of the Support Obligations has occurred and is continuing, without notice, be registered in the name of UDSC or its nominee, and UDSC or its nominee may thereafter without notice, exercise all voting and corporate rights at any meeting of any corporation issuing any of the shares included in the Pledged Stock and exercise any and all rights of conversion, exchange, subscription or any other rights, privileges or options pertaining to any shares of the Pledged Stock as if it were the absolute owner thereof, including without limitation, the right to exchange at its discretion, any and all of the Pledged Stock upon the merger, consolidation, reorganization, recapitalization or other readjustment of any corporation issuing any of such shares or upon the exercise by any such issuer or UDSC of any right, privilege or option pertaining to any shares of the Pledged Stock, and in connection therewith, to deposit and deliver any and all of the Pledged Stock with any committee, depository, transfer agent, registrar or other designated agency upon such terms and conditions as it may determine, all without liability except to account for property actually received by it, but UDSC shall have no duty to exercise any of the aforesaid rights, privileges or options and shall not be responsible for any failure to do so or delay in so doing.

7. Remedies. In the event that any portion of the Support Obligation has been declared due and payable and Pledgor fails to make timely payment to Borrower ("event of default"), UDSC, without demand of performance or other demand, advertisement or notice of any kind (except the notice specified below of time and place of public or private sale) to or upon Pledgor or any other person (all and each of which demands, advertisements and/or notices are hereby expressly waived), may forthwith collect, receive, appropriate and realize upon the collateral, or any part thereof, and/or may forthwith sell, assign, give option or options to purchase, contract to sell or otherwise dispose of and deliver said Collateral, or any part thereof, in one or more parcels at public or private sale or sales, at any exchange, broker's board or at any of UDSC's offices or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk, with the right to UDSC upon any such sale or sales, public or private, to purchase the whole or any part of said Collateral so sold, free of any right or equity or redemption in Pledgor, which


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     right or equity is hereby expressly waived or released. Pledgor agrees that
     UDSC need not give more than ten days notice of the time and place of any public sale or of the time after which a private sale or other intended disposition is to take place and that such notice is reasonable notification of such matters. No notification need be given to Pledgor if it has signed after an event of default a statement renouncing or modifying any right to notification of sale or other intended disposition. In addition to the rights and remedies granted to it in this Agreement and in any other instrument or agreement securing, evidencing or relating to any of the Liabilities, UDSC shall have all the rights and remedies of a secured party under the Uniform Commercial Code of the State of Texas. Pledgor further agrees to waive and agrees not to assert any rights or privileges which he may acquire under Section 9-1 12 of the Uniform Commercial Code; provided, however, Pledgor shall not be liable for the deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to pay all amounts to which UDSC is entitled, and the fees of any attorneys employed by UDSC to collect such deficiency.

8. Representation, Warranties and Covenants of the Pledgor. Pledgor represents and warrants that with the exception of the limitations and restrictions imposed by the Stockholder's Agreement of even date by and among Pledgor, D-S Splitter, Inc. and Borrower, (a) it is the legal record and beneficial Owner of, and has good and marketable title to, the Pledged Stock described in Schedule 1 hereto as being owned by it, subject to no pledge, lien, mortgage, hypothecation, security interest, charge, option or other encumbrance whatsoever, except the lien and security interest created by this Agreement; (b) it has full power, authority and legal right to pledge the Pledged Stock pledged by it pursuant to this Agreement; (c) all the shares of the Pledged Stock pledged by it have been duly validly issued, are fully paid and non-assessable; and (d) the pledge, assignment and delivery of such Pledged Stock pursuant to this Agreement creates a valid first lien on and a first perfected security interest in such share of the Pledged Stock, and the proceeds thereof, subject to no prior pledge, lien, mortgage, hypothecation, security interest, charge, option or encumbrance or to any agreement purporting to grant to any third party a security interest in the property or assets of such Pledgor which would include the Pledged Stock. Pledgor covenants and agrees that it will defend UDSC's right, title and security interest in and to the Pledged Stock and the proceeds thereof against the claims and demands of all persons whomsoever;

9. No Disposition, etc. Without the prior written consent of UDSC, Pledgor agrees that it will not sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, the Collateral, nor will it create, incur or permit to exist any pledge, lien, mortgage, hypothecation, security interest, charge, option or any other encumbrance with respect to any of the Collateral, or any interest

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     therein, or any proceeds thereof, except for the lien and security interest provided for by this Agreement. Without the prior written consent of UDSC, Pledgor agrees that it will not vote to enable the issuer of the Pledged Stock owned by Pledgor to, and will not otherwise permit such issuer to, issue any stock or other securities of any nature in addition to or in exchange or substitution for such Pledged Stock.

10.  Private Sale Rights.

     (a) Pledgor recognizes that UDSC may be unable to effect a public sale of any or all the Pledged Stock by reason of certain prohibitions contained in the Securities Act of 1933 as amended ("Securities Act") and applicable state securities laws, but may be compelled to resort to one or more private sales thereof to a restricted group or purchasers who will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. Pledgor acknowledges and agrees that any such private sale may result in prices and other terms less favorable to the UDSC than if such sale were a public sale and, notwithstanding such circumstances, agree that any such private sale shall be deemed to have been made in a commercially reasonable manner, UDSC shall be under no obligation to delay a sale of any of the Pledged Stock for the period of time necessary to permit, the issuer of such securities to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if the issuer would agree to do so.

     (b) Pledgor further agrees to do or cause to be done all such other acts and things as may be reasonably necessary to make such sale or sales of any portion or all of the Pledged Stock owned by it valid and binding and in compliance with any and all applicable laws, regulations, orders, writs, injunctions, decrees or awards of any and all courts, arbitrators or governmental instrumentalities, domestic or foreign, having jurisdiction over any such sale or sales, all at Pledgor's expense; provided, however, That the foregoing shall not be construed as requiring that the Pledgor file any registration statement or provide any other document or information not readily available to it which may be required to register the Pledged Stock under the Securities Act or obtain an exemption therefrom. Pledgor further agrees that a breach of any of the covenants contained in this paragraph 11 will cause irreparable injury to the UDSC, that UDSC has no adequate remedy at law in respect of such breach and, as a consequence, agrees that each and every covenant contained in this paragraph shall be specifically enforceable against such Pledgor and such Pledgor hereby waives and agrees not to assert any defenses against an

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          action for specific performance of such covenants except for a defense that no Event of Default has occurred under the Credit Agreement.

11. Further Assurances. Pledgor agrees that at any time and from time to time upon the written request of UDSC, Pledgor will execute and deliver such further documents and do such further acts and things as UDSC may reasonably request in order to effect the Purposes of this Agreement.

12. Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

13. No Waiver; Cumulative Remedies. UDSC shall not by any act, delay, omission or otherwise be deemed to have waived any of its rights or remedies hereunder and no waiver shall be valid unless in writing, signed by UDSC, and then only to the extent therein set forth. A waiver by UDSC of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which UDSC would otherwise have on any future occasion. No failure to exercise nor any delay in exercising on the part of UDSC, any right, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

     The rights and remedies herein provided are cumulative and may be exercised singly or concurrently, and are not exclusive of any rights or remedies provided by law.

14. Waivers, Amendments; Applicable Law. None of the terms or provisions of this Agreement may be waived, altered, modified or amended except by an instrument in writing, duly executed by UDSC. This Agreement and all obligations of Pledgor hereunder shall be binding upon the successors and assigns of Pledgor, and shall, together with the rights and remedies of UDSC hereunder, inure to the benefit of UDSC and its successors and assigns. This Agreement shall be governed by, and be construed and interpreted in accordance with, the laws of the State of Texas.

15. Termination. Upon the full performance of all obligations of the Borrower under the Credit Agreement, the release of the Guaranty, and the pledge under this Agreement (a) UDSC shall forthwith sign and deliver to the Pledgor such of the Pledged Stock and any property received in respect thereof, as has not

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     theretofore been sold or otherwise applied pursuant to the provisions of this Agreement and (b) this Agreement shall terminate and UDSC shall, at such time, execute and deliver such documents, and take such other action, as the Pledgor may reasonably request in order to effectuate the termination of this Agreement and the security interest created hereby.

IN WITNESS WHEREOF, Pledgor has caused this Agreement to be duly executed and delivered on the day and year first above written.

                                              JLM INDUSTRIES, INC.


                                              By:/s/ John T. White
                                                 ---------------------------
                                              Title: Vice President
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                                   SCHEDULE 1

                          DESCRIPTION OF PLEDGED STOCK


___________________________ shares of the common stock of _______________
________________________________________, a ___________________ corporation, evidenced by Certificate Nos._________________ and _____________.


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